Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1 AND JOINDER TO SECOND AMENDED AND RESTATED

REVOLVING CREDIT AND TERM LOAN AGREEMENT

AMENDMENT NO. 1 AND JOINDER TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”), dated as of June 30, 2010 (the “Consent Date”), by and among (a) GENESEE & WYOMING INC., a Delaware corporation (“GWI”) and RP ACQUISITION COMPANY TWO, a Delaware corporation (“RP” and, together with GWI, each a “Domestic Borrower” and collectively, the “Domestic Borrowers”), (b) QUEBEC GATINEAU RAILWAY INC., a corporation constituted under the laws of Quebec, Canada (the “Canadian Borrower”), (c) GENESEE & WYOMING AUSTRALIA PTY LTD (ACN 079 444 296), a proprietary limited company incorporated under the laws of Australia (the “Australian Borrower”), (d) ROTTERDAM RAIL FEEDING B.V., a private limited liability company constituted under the laws of the Netherlands (the “European Borrower”), (e) the Subsidiaries of GWI listed on Schedule I to the Credit Agreement (as defined below) as of the date hereof and any other Person which may become a guarantor of the Obligations in accordance with Section 9.14 of the Credit Agreement (collectively, the “U.S. Guarantors”), (f) GENESEE & WYOMING CANADA INC., MIRABEL RAILWAY INC., HURON CENTRAL RAILWAY INC., ST. LAWRENCE & ATLANTIC RAILROAD (QUEBEC) INC., SERVICES FERROVIAIRES DE L’ESTUAIRE and WESTERN LABRADOR RAIL SERVICES INC. (collectively, the “Canadian Guarantors”), (g) GENESEE & WYOMING C.V., GWI HOLDINGS B.V., and BELGIUM RAIL FEEDING BVBA (collectively, the “European Guarantors”), (h) GWI HOLDINGS PTY LTD (ACN 094 819 806), VIPER LINE PTY LIMITED (ACN 092 437 691), SA RAIL PTY LIMITED (ACN 077 946 340), GENESEE AND WYOMING AUSTRALIA EASTERN PTY LTD. (ACN 142 367 280) and GWI HOLDINGS NO. 2 PTY LTD. (ACN 132 989 998) (collectively, the “Australian Guarantors”), (i) any other Person which may become a guarantor of the Foreign Obligations in accordance with Section 9.14 of the Credit Agreement (together with the Canadian Guarantors, the European Guarantors and the Australian Guarantors, the “Foreign Guarantors” and, together with the U.S. Guarantors, the “Guarantors” and, together with the Borrowers, the “Loan Parties”), (j) BANK OF AMERICA, N.A., a national banking association and the other lending institutions party to the Credit Agreement (the “Lenders”), and (k) BANK OF AMERICA, N.A., as administrative agent for the Lenders (acting in such capacity, the “Administrative Agent”).

WHEREAS, the Loan Parties, the Lenders, and the Administrative Agent are parties to that certain Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of August 8, 2008 (as the same may be amended, amended and restated or otherwise modified and in effect from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties desire to amend certain provisions of the Credit Agreement as provided more fully herein;

WHEREAS, RP desires to join the Credit Agreement as a Borrower thereunder as provided more fully herein;

WHEREAS, the Required Lenders have agreed to amend such provisions as provided more fully herein;

NOW THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings provided therefor in the Credit Agreement.

SECTION 2. Amendments to the Credit Agreement.

2.01. Amendment to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended by deleting the pricing grid contained in the definition for “Applicable Margin” in its entirety and substituting in lieu thereof the following:

Level	Funded Debt to EBITDAR Ratio	Base Rate, Canadian Base Rate, Euro Base Rate, Australian Base Rate Applicable Margin	LIBOR Rate, Letter of Credit Applicable Margin	Commitment Fee Rate
I	Greater than or equal to 3.00 to 1.00	1.500%	2.500%	0.500%
II	Greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00	1.250%	2.250%	0.400%
III	Greater than or equal to 2.00 to 1.00 but less than 2.50 to 1.00	1.000%	2.000%	0.300%
IV	Less than 2.00 to 1.00	0.750%	1.750%	0.250%

2.02. Amendment to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended by deleting the definition for “Australian Guarantors” contained therein in its entirety and substituting in lieu thereof the following:

Australian Guarantors. The “Australian Guarantors” as defined in the preamble and any other Restricted Subsidiary organized under the laws of any state or territory of the Commonwealth of Australia or the federal laws of the Commonwealth of Australia that has executed an Instrument of Adherence (Guaranty) in accordance with §9.14.

2.03. Amendment to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended by deleting the definition for “Canadian Guarantors” contained therein in its entirety and substituting in lieu thereof the following:

Canadian Guarantors. The “Canadian Guarantors” as defined in the preamble and any other Restricted Subsidiary organized under the laws of any province or territory of Canada or the federal laws of Canada that has executed an Instrument of Adherence (Guaranty) in accordance with §9.14.

2.04. Amendment to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended by deleting the definition for “Consolidated EBITDA” contained therein in its entirety and substituting in lieu thereof the following:

Consolidated EBITDA. For any fiscal period of the Borrowers and their Restricted Subsidiaries, an amount equal to the sum of (a) Consolidated Net Income for such fiscal period, plus in each case, to the extent deducted in computing Consolidated Net Income and without duplication, (b) Consolidated Total Interest Expense for such fiscal period, (c) income tax expense for such fiscal period, (d) the aggregate amount of depreciation and amortization for such fiscal period, (e) all losses from the sale of assets of the Borrowers and their Restricted Subsidiaries (except to the extent the losses from sales of assets are related to sales of assets purchased during the fiscal period), (f) non-cash compensation expense, and (g) transaction costs in connection with the Australian Acquisition (whether or not consummated) in an aggregate amount not to exceed $25,000,000, minus (h) to the extent included in computing Consolidated Net Income, all gains from the sale of assets of the Borrowers and their Restricted Subsidiaries (except to the extent the gains from sales of assets are related to sales of assets purchased during such fiscal period).

2.05. Amendment to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition for “Consolidated EBITDAR” contained therein in its entirety and substituting in lieu thereof the following:

Consolidated EBITDAR. For any fiscal period of the Borrowers and their Restricted Subsidiaries, an amount equal to the sum of (a) Consolidated EBITDA for such fiscal period (which shall include EBITDA of the businesses acquired by the Borrowers or any of their Restricted Subsidiaries through Permitted Acquisitions or the Australian Acquisition during such fiscal period (each an “Acquired Business”), or the Restricted Subsidiaries acquired or formed during such fiscal period (each a “New Subsidiary”); in each case, on a pro forma basis in an amount such that the actual EBITDA of such Acquired Business or New Subsidiary included in such period plus the amount of pro forma EBITDA of such Acquired Business or New Subsidiary included in such period (the “Pro Forma EBITDA”) equals one year of EBITDA credit; provided that, (i) such calculations shall be made with reference to the audited financial statements of such Acquired Businesses or New Subsidiaries for the most recent fiscal year ended of such Acquired Businesses or New Subsidiaries and any unaudited quarterly statements which have been received since the most recent fiscal year ended of such Acquired Business or New Subsidiaries, or (ii) in the event that there are only unaudited financial results or no financial results available with respect to such Acquired Businesses or New Subsidiaries, such calculations shall be made with reference to other acceptable financial statements or reasonable estimates of such past performance made by the Borrowers based on existing data and other available information, such financial statements or, as the case may be, estimates to be agreed upon by the Borrowers and the Administrative Agent and, with respect to Permitted Acquisitions for which the total consideration (other than consideration in the form of Capital Stock of any Borrower or any Restricted Subsidiary) therefor exceeds $100,000,000 (or in the event that the pro forma financial statements delivered pursuant to §10.5.2(ii) demonstrate a pro forma Funded Debt to EBITDAR Ratio less than or equal to 3.00 to 1, $150,000,000), the Required Lenders), plus (b) to the extent deducted in computing Consolidated Net Income, all payments and rental charges made by any of the Borrowers or any of their Restricted Subsidiaries (including any Acquired Business or New Subsidiary) during such fiscal period in respect to operating leases plus (c) expenses for such fiscal period with respect to Permitted Acquisitions or the Australian Acquisition which are (i) discontinued upon the effective date of such Permitted Acquisition or the Australian Acquisition or within sixty days thereof, (ii) approved by the Administrative Agent (which approval shall not be unreasonably withheld) and (iii) otherwise consistent with Regulation S-X plus (d) solely in respect of the Australian Acquisition, pro forma cost savings in an aggregate amount not to exceed $4,500,000 and approved in writing by the Administrative Agent. By way of example only, Pro Forma EBITDA of an Acquired Subsidiary or a New Subsidiary would be determined, at any time during the first four fiscal quarters following a Permitted Acquisition, the Australian Acquisition or the formation of a New Subsidiary, by multiplying (A) the annual pro forma EBITDA of such Person determined at the time of such acquisition or formation by (B) a fraction, the numerator of which equals 365 minus the number of days elapsed from the closing date of such acquisition or formation to the applicable date of determination, and the denominator of which equals 365.

2.06. Amendment to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended by deleting the definition for “European Guarantors” contained therein in its entirety and substituting in lieu thereof the following:

European Guarantors. The “European Guarantors” as defined in the preamble and any other Restricted Subsidiary organized under the laws of the Netherlands that has executed an Instrument of Adherence (Guaranty) in accordance with §9.14.

2.07. Amendment to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby further amended by inserting in the definition of “Guarantors” after the text “GWI,” the text “RP,”.

2.08. Amendment to Section 1.1 (Definitions). Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition for “U.S. Borrower” contained therein in its entirety and substituting in lieu thereof in the appropriate alphabetical order the following:

Domestic Borrower and Domestic Borrowers. Each of GWI and RP, individually, and GWI and RP, collectively.

2.09. Amendment to Section 1.1 (Definitions). Section 1.1 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

APT. Asia Pacific Transport Pty Ltd, a proprietary limited company organized under the laws of Australia.

AustralAsia. AustralAsia Railway Corporation.

Australian Acquisition. The acquisition by Australian Newco, or another direct subsidiary of GWALP, of the assets of APT and FreightLink and related companies for an aggregate purchase price anticipated to be AUD334,000,000 plus transaction costs in connection therewith in an aggregate amount not to exceed AUD27,000,000 but in any event not to exceed AUD365,000,000 in the aggregate.

Australian Acquisition BSA. The Business Sale Agreement entered into by and among Australian Newco, GWI, APT and FreightLink in connection with the Australian Acquisition.

Australian Consolidated Group. The Australian Borrower, the Australian Guarantors, and their Restricted Subsidiaries and Unrestricted Subsidiaries that are consolidated into a single entity for tax purposes.

Australian Newco. GWA (North) Pty Ltd, a proprietary limited company organized under the laws of Australia, which shall be a Restricted Subsidiary.

Australian Restricted Subsidiary. Each Australian Guarantor and any other Restricted Subsidiary organized under the laws of any state or territory of the Commonwealth of Australia or the federal laws of the Commonwealth of Australia that has not executed an Instrument of Adherence (Guaranty) in accordance with §9.14 as a result of a legal impediment or an adverse tax impact to GWI and its Subsidiaries with respect to such Restricted Subsidiary providing a Guaranty as determined by the Borrowers and any Agent.

Australian Tax Sharing Agreement. That certain agreement, by and among the members of the Australian Consolidated Group which provides, among other things, that (a) each member of the Australian Consolidated Group shall not be required to pay more than its pro rata share of taxes that it would be required to pay on an individual basis and (b) GWALP shall have the ability to distribute any tax refunds or other benefits to other members of the Australian Consolidated Group in amounts consistent with the payments made by such other members.

Australian Term Loan. See §33.

Canadian Restricted Subsidiary. Each Canadian Guarantor and any other Restricted Subsidiary organized under the laws of any province or territory of Canada or the federal laws of Canada that has not executed an Instrument of Adherence (Guaranty) in accordance with §9.14 as a result of a legal impediment or an adverse tax impact to GWI and its Subsidiaries with respect to such Restricted Subsidiary providing a Guaranty as determined by the Borrowers and any Agent.

European Restricted Subsidiary. Each European Guarantor and any other Restricted Subsidiary organized under the laws of the Netherlands that has not executed an Instrument of Adherence (Guaranty) in accordance with §9.14 as a result of a legal impediment or an adverse tax impact to GWI and its Subsidiaries with respect to such Restricted Subsidiary providing a Guaranty as determined by the Borrowers and any Agent.

FreightLink. FreightLink Pty Ltd, a proprietary limited company organized under the laws of Australia.

GWALP. Genesee & Wyoming Australia LP, a limited partnership to be formed under the laws of Australia.

RP. RP Acquisition Company Two, a Delaware corporation.

2.10. Amendment to Section 2.10 (Reallocation of Commitments). Section 2.10 of the Credit Agreement is hereby amended by inserting in clause (b)(iii) contained therein immediately following the text “§27.2”, the text “or §33”.

2.11. Amendment to Section 5.1.1 (Letters of Credit). Section 5.1.1(a) of the Credit Agreement is hereby amended by substituting, in the parenthetical beginning on the seventh line of said Section 5.1.1(a) the phrase “or Subsidiaries of GWI” for the phrase “or its Subsidiaries”.

2.12. Amendment to Section 7 (Guaranty). Section 7 of the Credit Agreement is hereby amended by (a) replacing each occurrence of the text “GWI” in such Section 7 with the text “the Domestic Borrowers” or “each of the Domestic Borrowers” as the context requires and (b) deleting in clause (a)(i) of Section 7.1 the first parenthetical contained therein and substituting in lieu thereof the following: “(solely with respect to the Obligations of the other Domestic Borrower, the Canadian Borrower, the Australian Borrower and the European Borrower)”.

2.13. Amendment to Section 8.14 (Use of Proceeds). Section 8.14 of the Credit Agreement is hereby amended by inserting in the first sentence thereof after the text “Permitted Acquisitions,” the text “the Australian Acquisition,”.

2.14. Amendment to Section 10.1 (Restrictions on Indebtedness). Section 10.1 of the Credit Agreement is hereby amended by deleting clause (f) in its entirety and substituting in lieu thereof the following:

(f) Indebtedness incurred (other than under this Credit Agreement) or assumed in connection with the acquisition after the date hereof of any real or personal property by the Borrowers or their Restricted Subsidiaries (including Indebtedness in respect of Capitalized Leases), provided that the aggregate principal amount of such Indebtedness of (i) the Domestic Borrowers and the other U.S. Loan Parties shall not exceed the amount of $45,000,000 at any one time, (ii) the Canadian Borrower and the Canadian Restricted Subsidiaries shall not exceed the aggregate amount of $10,000,000 at any one time, (iii) the European Borrower and the European Restricted Subsidiaries shall not exceed the amount of $5,000,000 at any one time, and (iv) the Australian Borrower and the Australian Restricted Subsidiaries shall not exceed the aggregate amount of $15,000,000 at any one time;

2.15. Amendment to Section 10.1 (Restrictions on Indebtedness). Section 10.1 of the Credit Agreement is hereby further amended by deleting clause (h) contained therein and substituting in lieu thereof the following:

(h) Indebtedness of any Loan Party to any other Loan Party, provided that the aggregate amount of any Indebtedness from any Foreign Loan Party to any U.S. Loan Party (other than Indebtedness permitted pursuant to §10.1(o)), together with, without duplication, Investments by any U.S. Loan Party in any Foreign Loan Party permitted under §10.3(i), shall not exceed $275,000,000; provided that to the extent such amount exceeds $260,000,000, such excess shall be solely in respect of currency fluctuations; provided, further, that any amount received by a U.S. Loan Party that reduces the amount of Indebtedness in respect of the Australian Acquisition shall reduce such $275,000,000 amount on a dollar-for-dollar basis until such amount is permanently reduced to $125,000,000;

2.16. Amendment to Section 10.1 (Restrictions on Indebtedness). Section 10.1 of the Credit Agreement is hereby further amended by (i) deleting at the end of clause (m) thereof the word “and”, (ii) deleting at the end of clause (n) therein the period and substituting in lieu thereof a semi-colon, and (iii) inserting the following new clauses (o), (p) and (q) immediately after clause (n) contained therein:

(o) Indebtedness of the European Borrower to GWI in an aggregate outstanding amount not to exceed $8,500,000;

(p) obligations among the members of the Australian Consolidated Group under the Australian Tax Sharing Agreement; and

(q) Indebtedness of Australian Newco in favor of AustralAsia; provided that the present value of such Indebtedness shall not exceed $5,000,000 in the aggregate at any time.

2.17. Amendment to Section 10.2 (Restrictions on Liens). Section 10.2 of the Credit Agreement is hereby amended by (i) deleting at the end of clause (l) thereof the word “and”, (ii) deleting at the end of clause (m) therein the period and substituting in lieu thereof a semi-colon, and (iii) inserting the following new clauses (n) and (o) immediately after clause (m) contained therein:

(n) first priority Liens granted by Australian Newco in favor of RP and the Australian Borrower, respectively, securing the intercompany loans by RP and the Australian Borrower, respectively, to the Australian Newco in connection with the Australian Acquisition; provided that the Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent that such Liens are first priority and have been perfected as necessary under Australian law; and

(o) Liens granted by Australian Newco in favor of AustralAsia in connection with Indebtedness permitted pursuant to §10.1(q); provided that such Liens are subordinated to the Liens permitted pursuant to §10.2(n) and evidence reasonably satisfactory to the Administrative Agent of such subordination shall have been provided to the Administrative Agent.

2.18. Amendment to Section 10.3 (Restrictions on Investments). Section 10.3 of the Credit Agreement is hereby amended by deleting clause (i) thereof in its entirety and substituting in lieu thereof the following:

(i) other Investments by the Borrowers and their Restricted Subsidiaries, provided that (A) the aggregate amount of such Investments, together with, without duplication, any Indebtedness from any Foreign Loan Party to any U.S. Loan Party permitted under §10.1(h), do not exceed $275,000,000 at any time outstanding; provided that to the extent such amount exceeds $260,000,000, such excess shall be solely in respect of currency fluctuations and (B) no Default or Event of Default shall have occurred and be continuing at the time such Investment is made or would result therefrom; provided, however, that any amount received by a U.S. Loan Party that reduces the amount of Investments in respect of the Australian Acquisition shall reduce such $275,000,000 amount on a dollar-for-dollar basis until such amount is permanently reduced to $125,000,000.

2.19. Amendment to Section 10.3 (Restrictions on Investments). Section 10.3 of the Credit Agreement is hereby further amended by (i) deleting at the end of clause (h) thereof the word “and”, (ii) deleting the period at the end of clause (i) therein and substituting in lieu thereof the text “; and”, and (iii) inserting the following new clauses (j), (k) and (l) immediately after clause (i) contained therein:

(j) Investments by the members of the Australian Consolidated Group in other members of the Australian Consolidated Group in respect of obligations under the Australian Tax Sharing Agreement;

(k) Investments made by (A) any U.S. Loan Party in any other U.S. Loan Party, (B) any Foreign Loan Party in any other Foreign Loan Party, (C) any non-Loan Party in any Loan Party or (D) any non-Loan Party in any other non-Loan Party; and

(l) Investments in the form of a guaranty by GWI of Australian Newco’s obligations under the Australian Acquisition BSA; provided that GWI’s liability under such guaranty shall be limited to an aggregate amount not to exceed $200,000,000.

2.20. Amendment to Section 10.4 (Distribution and Restricted Payments). Section 10.4 of the Credit Agreement is hereby amended by (i) re-lettering clause (c) contained therein as clause “(d)” and (ii) inserting at the end of clause (b) contained therein the following new clause (c): “, (c) the members of the Australian Consolidated Group may make Restricted Payments to other members of the Australian Consolidated Group in respect of obligations under the Australian Tax Sharing Agreement”.

2.21. Amendment to Section 10.5.2 (Permitted Acquisitions). Section 10.5.2 of the Credit Agreement is hereby amended by (i) deleting at the end of clause (d)(v) thereof the word “and”, (ii) deleting the period at the end of clause (e) therein and substituting in lieu thereof the text “; and”, and (iii) inserting the following new clause (f) immediately after clause (e) contained therein:

(f) the Australian Acquisition.

2.22. Amendment to Section 10.5.3 (Disposition of Assets). Section 10.5.3 of the Credit Agreement is hereby amended by inserting in clause (a) in the first sentence thereof after the text “Corporate Restructuring” and before the text “or”, the text “or the Australian Acquisition”.

2.23. Amendment to Section 10.12 (Restrictions on Negative Pledges and Upstream Limitations). Section 10.12 of the Credit Agreement is hereby amended by (a) deleting in the third to last line thereof the text “and” prior to the text “(ii)” and (b) inserting prior to the period at the end of such Section the following: “, and (iii) restrictions contained in the documentation relating to the Australian Acquisition and/or financings in connection therewith.”

2.24. Amendment to Credit Agreement. The Credit Agreement is hereby further amended by inserting the following new Section 33 immediately following Section 32 contained therein:

33. AUSTRALIAN INCREASE.

Notwithstanding anything in this Credit Agreement to the contrary, each of the Lenders agrees that at any time following the Closing Date and so long as a Default or Event of Default shall not have occurred and be continuing or would result therefrom, the Australian Borrower may, on not more than two occasions request, by notice to the Administrative Agent and the Australian Agent, that the Aggregate Australian Commitments be increased and/or a term loan be made to the Australian Borrower (the “Australian Term Loan”) in an aggregate amount of up to $50,000,000; provided that any such request for an increase shall be in a minimum amount of $15,000,000; and provided, further, that after giving pro forma effect to such increase, all covenants contained in §11 would have been satisfied on a pro forma basis as at the end of and for the most recent fiscal quarter. The Administrative Agent shall have the right to solicit additional financial institutions to become Lenders for purposes of this Credit Agreement or to encourage any Lender to increase its Aggregate Australian Commitment or join in the making of the Australian Term Loan, provided that (a) each financial institution that becomes a Lender shall be approved by the Administrative Agent, such approval not to be unreasonably withheld, and shall agree to become a party to, and shall assume and agree to be bound by, this Credit Agreement, subject to all terms and conditions hereof; (b) the Administrative Agent shall have no obligation to the Australian Borrower or to any Lender to solicit additional financial institutions or any Lender pursuant to this §33; (c) no Lender shall have an obligation to the Borrowers, the Administrative Agent or any other Lender to increase its Aggregate Australian Commitment or its Commitment Percentage or to make the Australian Term Loan to the Australian Borrower; and (d) in no event shall any increase in the Aggregate Australian Commitment or amounts borrowed as an Australian Term Loan under this §33, combined with any increase in the Aggregate Domestic Revolving Loan Commitments or amounts borrowed as an Additional Term Loan pursuant to §27.2 hereof, exceed $100,000,000 in the aggregate. Any such increase in the Aggregate Australian Commitment shall be on substantially similar terms as the existing Aggregate Australian Commitment. Each of the Lenders agrees that upon the addition of any Lender, the increase in the Aggregate Australian Commitment of any Lender or the making of the Australian Term Loan to the Australian Borrower, the Administrative Agent may, without the further consent of the Lenders, amend Schedule II and the Commitment Percentages set forth therein to reflect the inclusion of such addition or increase in the total Commitment amount and may amend the Credit Agreement and the other Loan Documents to make such conforming changes to the Credit Agreement and the other Loan Documents as the Administrative Agent may determine are necessary to accomplish the increase in the Aggregate Australian Commitment and/or addition of the Australian Term Loan and the adjustments to the Commitment Percentages and the assignability provisions relating thereto. The Administrative Agent agrees to provide to the Lenders and the Borrowers an executed copy of any amendments made pursuant to this §33. For the avoidance of doubt, (i) any increase in the Aggregate Australian Commitment or amounts borrowed as an Australian Term Loan shall be in lieu of any increase in the Aggregate Domestic Revolving Loan Commitments or amounts borrowed as an Additional Term Loan pursuant to §27.2 hereof on a dollar-for-dollar basis, and (ii) any increase in an amount in excess of $50,000,000 in the Aggregate Domestic Revolving Loan Commitments or amounts borrowed as an Additional Term Loan pursuant to §27.2 hereof shall be in lieu of any increase in the Aggregate Australian Commitments or amounts borrowed as an Australian Term Loan on a dollar-for-dollar basis.

2.25. Amendment to Credit Agreement. The preamble to the Credit Agreement is hereby amended by deleting in clause (d) thereof the text “and, together with the U.S. Borrower, the Canadian Borrower and the Australian Borrower, the “Borrowers”.

2.26. Amendment to Credit Agreement. The Credit Agreement is hereby further amended by replacing each occurrence of the term “U.S. Borrower” contained in the following definitions or Sections of the Credit Agreement with the term “Domestic Borrower”: “Applicable Borrower”, “Borrowers”, “Conversion Request”, “Domestic Revolving Loans”, “Domestic Revolving Loan Commitment”, “Domestic Swingline Loan”, “Total Domestic Revolver Exposure”, “U.S. Loan Party”, “U.S. Obligations”, Sections 2.1, 2.2, 2.4, 2.6, 2.7, 2.8, 2.9, 4.3.1, 5.1, 6.2.1(a), 6.2.2, 6.7, 9.2.1, 9.6, 10.6, 10.12, and 20.3.

2.27. Amendment to Credit Agreement. Immediately after giving effect to the amendment contained in Section 2.26 above, the Credit Agreement shall be further amended by replacing each occurrence of the term “U.S. Borrower” contained in the Credit Agreement with the term “GWI”.

SECTION 3. Joinder of RP. RP hereby agrees to become a Domestic Borrower under, and does hereby join as a Domestic Borrower, and become a party to, the Credit Agreement, assuming all of the obligations and liabilities of a Domestic Borrower, including, without limitation, joint and several liability for all of the Obligations pursuant to and in accordance with §7 of the Credit Agreement, and agrees to become bound by each of the representations and warranties, covenants and Defaults and Events of Default set forth therein.

SECTION 4. Acknowledgement. Each party hereto acknowledges and agrees that the Amendment No. 1 to Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of May 27, 2010, by and among the Loan Parties, the Lenders and the Administrative Agent is of no further force and effect.

SECTION 5. Representations and Warranties. The Loan Parties hereby represent and warrant to the Lenders and the Administrative Agent as follows:

(a) Representations and Warranties in the Credit Agreement. The representations and warranties of the Loan Parties contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement were true and correct in all material respects as of the date when made and continue to be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement, as amended by this Amendment, and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse to the Agents and the Lenders, or the extent that such representations and warranties relate expressly to an earlier date.

(b) Ratification, Etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement, together with this Amendment, shall be read and construed as a single agreement. All references in the Loan Documents to the Credit Agreement or any other Loan Document shall hereafter refer to the Credit Agreement or any other Loan Document as amended hereby.

(c) Authority, Etc. The execution and delivery by each of the Loan Parties of this Amendment and the performance by each of the Loan Parties of all of their agreements and obligations under the Credit Agreement as amended and the other Loan Documents hereby are (i) within the corporate or other authority of each of the Loan Parties, (ii) have been duly authorized by all necessary corporate or other proceedings on the part of the Loan Parties, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any such Loan Party is subject or any judgment, order, writ, injunction, license or permit applicable to any such Loan Party unless such conflict, breach or contravention would not have a Material Adverse Effect and (iv) do not conflict with any provision of the Governing Documents of, or any agreement or other material instrument binding upon, any such Loan Party.

(d) Enforceability of Obligations. This Amendment and the Credit Agreement as amended and the other Loan Documents hereby constitute the legal, valid and binding obligations of the Borrowers and the Guarantors enforceable against the Borrowers and the Guarantors in accordance with their terms and provisions, except as enforceability is limited by the effects of any Debtor Relief Laws or, solely in respect of the European Borrower or any European Guarantor, the Debtor Relief Reservations, and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(e) No Default. No Default or Event of Default has occurred and is continuing.

SECTION 6. Conditions to Effectiveness.

6.01. Effectiveness as of June 8, 2010. Sections 1, 4, 5, 6 and 7 of this Amendment, and the amendments to the Credit Agreement contained in Sections 2.02, 2.03, 2.04, 2.06, 2.09, 2.11, 2.16 (solely with respect to clause (p) contained therein), 2.19, 2.20 and 2.23 of this Amendment, shall be effective as of June 8, 2010 upon the satisfaction of the following conditions:

(a) execution and delivery of an original counterpart of this Amendment by the Loan Parties, the Administrative Agent and the Required Lenders;

(b) execution and delivery of an amendment to that certain letter agreement dated as of June 17, 2010 (as amended, the “Amendment Fee Letter”), by and among Banc of America Securities LLC, Bank of America, N.A. and GWI;

(c) the Borrowers shall have paid the Administrative Agent, for the account of the Consenting Lenders (as defined in the Amendment Fee Letter), that portion of the Amendment Fee (as defined in the Amendment Fee Letter) due on the Consent Date (as defined in the Amendment Fee Letter); and

(d) the representations and warranties contained in Section 5 of this Amendment shall be true and correct as of the Consent Date.

6.02. Effectiveness as of the Acquisition Amendments Effective Date. The remaining Sections contained in this Amendment shall be effective upon the satisfaction of the following conditions which shall occur no later than October 31, 2010 (the date on which such conditions have been satisfied being referred to herein as the “Acquisition Amendments Effective Date”):

(a) the closing of the Australian Acquisition;

(b) the representations and warranties contained in Section 5 of this Amendment shall be true and correct as of the Acquisition Amendments Effective Date;

(c) the Administrative Agent shall have received a copy certified by an authorized officer of GWI to be true, complete and correct of the Australian Acquisition BSA (including all exhibits and schedules thereto and any amendments or modifications of, or side letters relating thereto), and the Administrative Agent shall be reasonably satisfied with (x) the obligations of Australian Newco and GWI thereunder, including any indemnification and damages provisions, and (y) the conditions to effectiveness set forth therein;

(d) no Default or Event of Default shall exist immediately prior to the consummation of the Australian Acquisition or would result therefrom;

(e) GWI shall have demonstrated to the reasonable satisfaction of the Administrative Agent (based on, among other things, operating and financial projections and pro forma financial statements delivered to the Administrative Agent and certified by the chief financial officer of GWI) that, after giving pro forma effect to the Australian Acquisition and the incurrence of any Indebtedness in connection therewith, the pro forma Funded Debt to EBITDAR Ratio as at the end of and for the second fiscal quarter of fiscal year 2010 is less than 3.20:1.00;

(f) the Borrowers shall have formed GWALP, GWI International B.V., Australian Newco, and GWA (Alice) Pty Ltd., each of which shall have become a Foreign Guarantor pursuant to an Instrument of Adherence (Guaranty) and otherwise complied with the provisions of Section 9.14 of the Credit Agreement (unless such entity has been dissolved prior to the Acquisition Amendments Effective Date in accordance with the Credit Agreement);

(g) the Administrative Agent shall have received from RP (a) a copy, certified by a duly authorized officer of RP to be true and complete and in full force and effect on the Acquisition Amendments Effective Date, of each of the Governing Documents of RP as in effect on such date of certification and (b) a certificate of good standing from the state of incorporation of RP, all in form and substance satisfactory to the Administrative Agent and its counsel;

(h) all corporate or other action necessary for the valid execution, delivery and performance by RP of the Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof shall have been provided to the Administrative Agent;

(i) the Administrative Agent shall have received from RP an incumbency certificate, dated as of the Acquisition Amendments Effective Date, signed by a duly authorized officer of RP, and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of RP, each of the Loan Documents to which RP is or is to become a party; (b) to make Loan Requests, Conversion Requests and to apply for Letters of Credit, in each case to the extent applicable; and (c) to give notices and to take other action on its behalf under the Loan Documents;

(j) RP shall have executed and delivered to the Administrative Agent allonges to each of the applicable Notes which shall be satisfactory to the Administrative Agent in all respects;

(k) the Administrative Agent shall have received a favorable legal opinion from (i) Simpson Thacher & Bartlett LLP, counsel to the Loan Parties, with respect to this Amendment and the joinder of RP as an additional Domestic Borrower, and (ii) Mallesons Stephens Jacques, Australian counsel to the Loan Parties, with respect to this Amendment and the joinder of the Australian Guarantors set forth in clause (f) above, in each case addressed to the Lenders and the Administrative Agent, dated as of the date hereof, in form and substance satisfactory to the Administrative Agent;

(l) the Borrowers shall have paid the Administrative Agent, for the account of the Consenting Lenders (as defined in the Amendment Fee Letter), all remaining amounts in respect of the Amendment Fee (as defined in the Amendment Fee Letter); and

(m) the Borrowers shall have paid or reimbursed the Administrative Agent for all of the reasonable invoiced and unpaid fees and out-of-pocket expenses and disbursements (in each case, to the extent such invoice was received prior to the date hereof) of Bingham McCutchen LLP, counsel to the Administrative Agent, which shall have been incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment or which otherwise are required to be paid in accordance with Section 17 of the Credit Agreement.

SECTION 7. Miscellaneous.

(a) Continuing Effect. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

(b) No Other Consents or Amendments. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. No consent herein granted or agreement herein made shall extend beyond the terms expressly set forth herein for such consent or agreement, nor shall anything contained herein be deemed to imply any willingness of the Administrative Agent or the Lenders to agree to, or otherwise prejudice any rights of the Administrative Agent or the Lenders with respect to, any similar consents or agreements that may be requested for any future period and this Amendment shall not be construed as a waiver of any other provision of the Loan Documents or to permit the Borrowers to take any other action which is prohibited by the terms of the Credit Agreement and the other Loan Documents. Nothing contained in this Amendment shall in any way prejudice, impair or effect any rights or remedies of any Lender, the Borrowers or the Guarantors under the Credit Agreement or the other Loan Documents.

(c) References. From and after effectiveness of this Amendment, all of the terms and provisions of this Amendment are hereby incorporated by reference into the Credit Agreement, as applicable, as if such terms and provisions were set forth in full therein, as applicable.

(d) Governing Law. THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW §5-1401, BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(e) Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrowers and the Administrative Agent.

(f) Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(g) Binding Effect; Assignment. This Amendment shall be binding upon and inure to the benefit of the Loan Parties, the Administrative Agent and the Lenders and their respective successors and assigns in accordance with the terms of the Credit Agreement.

(h) Integration. This Amendment incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof. This Amendment represents the agreement of the parties hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any party hereto relative to subject matter hereof not expressly set forth or referred to herein.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

BORROWERS:	GENESEE & WYOMING INC.

	By:	/s/ Matthew O. Walsh
	Name:	Matthew O. Walsh
	Title:	Senior Vice President and Treasurer

RP ACQUISITION COMPANY TWO

	By:	/s/ Matthew O. Walsh
	Name:	Matthew O. Walsh
	Title:	Vice President

QUEBEC GATINEAU RAILWAY INC.

	By:	/s/ Mark W. Hastings
	Name:	Mark W. Hastings
	Title:	Secretary and Treasurer

ROTTERDAM RAIL FEEDING B.V.

	By:	/s/ Mark W. Hastings
	Name:	Mark W. Hastings
	Title:	General Director

GENESEE & WYOMING AUSTRALIA PTY LTD

	By:	/s/ Robert C. Easthope
	Name:	Robert C. Easthope
	Title:	Secretary

	By:	/s/ Mark W. Hastings
	Name:	Mark W. Hastings
	Title:	Director

U.S. GUARANTORS:

AN RAILWAY, LLC

ARKANSAS LOUISIANA & MISSISSIPPI RAILROAD COMPANY

ATLANTIC & WESTERN RAILWAY, L.P.

BUFFALO & PITTSBURGH RAILROAD, INC.

CAGY INDUSTRIES INC.

CHATTAHOOCHEE BAY RAILROAD INC.

CHATTAHOOCHEE INDUSTRIAL RAILROAD

CHATTOOGA & CHICKAMAUGA RAILWAY CO.

COLUMBUS & GREENVILLE RAILWAY COMPANY

COMMONWEALTH RAILWAY, INCORPORATED

CORPUS CHRISTI TERMINAL RAILROAD, INC.

EAST TENNESSEE RAILWAY, LP

EMONS INDUSTRIES, INC.

EMONS RAILROAD GROUP, INC.

EMONS TRANSPORTATION GROUP, INC.

FIRST COAST RAILROAD INC.

FORDYCE AND PRINCETON R.R. CO.

GALVESTON RAILROAD, LP

GENESEE AND WYOMING RAILROAD COMPANY

GENESEE & WYOMING RAILROAD SERVICES, INC.

GEORGIA CENTRAL RAILWAY, LP

GEORGIA SOUTHWESTERN RAILROAD, INC.

GOLDEN ISLES TERMINAL RAILROAD, INC.

GRIZZARD TRANSFER COMPANY, INC.

GWI CANADA, INC.

GWI INTERNATIONAL LLC

GWI LEASING CORPORATION

GWI RAIL MANAGEMENT CORP.

ILLINOIS & MIDLAND RAILROAD, INC.

KWT RAILWAY, INC.

	By:	/s/ Matthew O. Walsh
	Name:	Matthew O. Walsh
	Title:	Vice President

U.S. GUARANTORS: (CONTINUED)

LITTLE ROCK & WESTERN RAILWAY, LP

LOUISIANA & DELTA RAILROAD, INC.

LUXAPALILA VALLEY RAILROAD INC.

MAINE INTERMODAL TRANSPORTATION, INC

MERIDIAN & BIGBEE RAILROAD, LLC

OHIO AND PENNSYLVANIA RAILROAD COMPANY

OHIO CENTRAL RAILROAD, INC.

OHIO SOUTHERN RAILROAD, INC.

P&L JUNCTION HOLDINGS, INC.

PAWNEE TRANSLOADING COMPANY INC.

PORTLAND & WESTERN RAILROAD, INC.

RAIL LINK, INC.

RAIL PARTNERS, L.P.

RAIL SWITCHING SERVICES, LLC

RAILWAY MANAGEMENT INC.

RICEBORO SOUTHERN RAILWAY, LLC

ROCHESTER & SOUTHERN RAILROAD, INC.

RP ACQUISITION COMPANY ONE

SALT LAKE CITY SOUTHERN RAILROAD COMPANY, INC.

SAVANNAH PORT TERMINAL RAILROAD, INC.

SOUTH BUFFALO RAILWAY COMPANY

ST. LAWRENCE & ATLANTIC RAILROAD COMPANY

SUMMIT VIEW, INC.

TALLEYRAND TERMINAL RAILROAD COMPANY, INC.

THE ALIQUIPPA & OHIO RIVER RAILROAD CO.

THE BAY LINE RAILROAD, LLC

THE COLUMBUS AND OHIO RIVER RAIL ROAD COMPANY

THE MAHONING VALLEY RAILWAY COMPANY

THE PITTSBURGH & OHIO CENTRAL RAILROAD COMPANY

THE WARREN & TRUMBULL RAILROAD COMPANY

THE YOUNGSTOWN BELT RAILROAD COMPANY

TOMAHAWK RAILWAY, LP

UTAH RAILWAY COMPANY

VALDOSTA RAILWAY, LP

WESTERN KENTUCKY RAILWAY LLC

WILMINGTON TERMINAL RAILROAD, LIMITED PARTNERSHIP

WILLAMETTE & PACIFIC RAILROAD, INC.

YORK RAIL LOGISTICS, INC.

YORK RAILWAY COMPANY

YOUNGSTOWN & AUSTINTOWN RAILROAD, INC.

	By:	/s/ Matthew O. Walsh
	Name:	Matthew O. Walsh
	Title:	Vice President

U.S. GUARANTORS: (CONTINUED)	THE DANSVILLE AND MOUNT MORRIS RAILROAD COMPANY

	By:	/s/ Matthew O. Walsh
	Name:	Matthew O. Walsh
	Title:	Treasurer

MARYLAND MIDLAND RAILWAY INC.

	By:	/s/ Mark W. Hastings
	Name:	Mark W. Hastings
	Title:	Vice President

MMID HOLDING INC.

	By:	/s/ Mark W. Hastings
	Name:	Mark W. Hastings
	Title:	President

ROCHESTER SWITCHING SERVICES INC.

	By:	/s/ Natascha B.M Feenstra
	Name:	Natascha B.M. Feenstra
	Title:	Assistant Secretary

CANADIAN GUARANTORS:

GENESEE & WYOMING CANADA INC.

By:	/s/ Mark W. Hastings
Name:	Mark W. Hastings
Title:	Secretary

HURON CENTRAL RAILWAY INC.

By:	/s/ James Benz
Name:	James Benz
Title:	Director

ST. LAWRENCE & ATLANTIC RAILROAD (QUEBEC) INC.

By:	/s/ Mark W. Hastings
Name:	Mark W. Hastings
Title:	Secretary

MIRABEL RAILWAY, INC.

By:	/s/ Mark W. Hastings
Name:	Mark W. Hastings
Title:	Secretary

SERVICES FERROVIAIRES DE L’ESTUAIRE

By:	/s/ James Benz
Name:	James Benz
Title:	Director

WESTERN LABRADOR RAIL SERVICES INC.

By:	/s/ Matthew O. Walsh
Name:	Matthew O. Walsh
Title:	Vice President & Treasurer

AUSTRALIAN GUARANTORS:

GWI HOLDINGS PTY LTD

By:	/s/ Robert Easthope
Name:	Robert Easthope
Title:	Managing Director

By:	/s/ Mark W. Hastings
Name:	Mark W. Hastings
Title:	Director

GWI HOLDINGS NO. 2 PTY LTD

By:	/s/ Robert Easthope
Name:	Robert Easthope
Title:	Director

By:	/s/ Mark W. Hastings
Name:	Mark W. Hastings
Title:	Director

VIPER LINE PTY LIMITED

By:	/s/ Robert Easthope
Name:	Robert Easthope
Title:	Managing Director

By:	/s/ Mark W. Hastings
Name:	Mark W. Hastings
Title:	Director

AUSTRALIAN GUARANTORS: (CONTINUED)

SA RAIL PTY LIMITED

By:	/s/ Robert Easthope
Name:	Robert Easthope
Title:	Managing Director

By:	/s/ Mark W. Hastings
Name:	Mark W. Hastings
Title:	Director

GENESEE AND WYOMING AUSTRALIA EASTERN PTY LTD.

By:	/s/ Mark Lewis
Name:	Mark Lewis
Title:	Director

By:	/s/ Ian F. Hall
Name:	Ian F. Hall
Title:	Director

EUROPEAN GUARANTORS:

GENESEE & WYOMING C.V.

By:	/s/ Richard T. O’Donnell
Name:	Richard T. O’Donnell
Title:	Managing Director of General Partner

GWI HOLDINGS B.V.

By:	/s/ Matthew O. Walsh
Name:	Matthew O. Walsh
Title:	Director A

By:	/s/ R.H.W. Funnekotter
Name:	Rutger Herman Willem Funnekotter
Title:	Director B

BELGIUM RAIL FEEDING BVBA

By:	/s/ Matthew O. Walsh
Name:	Matthew O. Walsh
Title:	Manager

AGENTS:	BANK OF AMERICA, N.A., as Administrative Agent, the Issuing Lender and the Domestic Swingline Lender

	By:	/s/ William A. Cessna
	Name:	William A. Cessna
	Title:	Vice President

BANK OF AMERICA, N.A., acting through its Canada branch, as Canadian Agent and the Canadian Swingline Lender

	By:	/s/ William A. Cessna
	Name:	William A. Cessna
	Title:	Vice President

BANK OF AMERICA, N.A., acting through its London branch, as European Agent and the European Swingline Lender

	By:	/s/ William A. Cessna
	Name:	William A. Cessna
	Title:	Vice President

BANK OF AMERICA, N.A., acting through its Australian branch, as Australian Agent and the Australian Swingline Lender

	By:	/s/ William A. Cessna
	Name:	William A. Cessna
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A.

	By:	/s/ David Meehan
	Name:	David Meehan
	Title:	Vice President

BANK OF AMERICA, N.A., acting through its Canada branch

	By:	/s/ David Meehan
	Name:	David Meehan
	Title:	Vice President

BANK OF AMERICA, N.A., acting through its London branch

	By:	/s/ David Meehan
	Name:	David Meehan
	Title:	Vice President

BANK OF AMERICA, N.A., acting through its Australian branch

	By:	/s/ David Meehan
	Name:	David Meehan
	Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH as Domestic Lender

By:	/s/ Oliver Schwarz
Name:	Oliver Schwarz
Title:	Director

By:	/s/ Wolfgang Winter
Name:	Wolfgang Winter
Title:	Managing Director

DEUTSCHE BANK AG LONDON BRANCH as European Lender

By:	/s/ T. Hallaways
Name:	T. Hallaways
Title:	Vice President

By:	/s/ Julian Puddick
Name:	Julian Puddick
Title:	Vice President

DEUTSCHE BANK AG CANADA BRANCH as Canadian Lender

By:	/s/ Eian Szlak
Name:	Eian Szlak
Title:	Vice President

By:	/s/ Marcellus Leung
Name:	Marcellus Leung
Title:	Assistant Vice President

KEY BANK NATIONAL ASSOCIATION

By:	/s/ David M. Morris
Name:	David M. Morris
Title:	Vice President

RBS CITIZENS, NATIONAL ASSOCIATION

By:	/s/ Paul G. Feloney, Jr.
Name:	Paul G. Feloney, Jr.
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ D. Scott Farquhar
Name:	D. Scott Farquhar
Title:	Vice President

JPMORGAN CHASE BANK, N.A. Toronto Branch

By:	/s/ Steve Voigt
Name:	Steve Voigt
Title:	Senior Vice President

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Robert M. Searson
Name:	Robert M. Searson
Title:	Senior Vice President

TD BANK, N.A.

By:	/s/ Mario daPonte
Name:	Mario daPonte
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as successor to National City Bank

By:	/s/ Robert M. Martin
Name:	Robert M. Martin
Title:	Senior Vice President

SUNTRUST BANK

By:	/s/ Tesha Winslow
Name:	Tesha Winslow
Title:	Vice President

COÖPERATIEVE RABOBANK ROTTERDAM U.A.

By:	/s/ R.H. Boersema
Name:	R.H. (Renze) Boersema
Title:	Senior Relationship Manager

By:	/s/ J.M. de Jong
Name:	J.M. (Jitske) de Jong
Title:	Relationship Manager

By:	/s/ A.P.B. van de Velde
Name:	A.P.B. (Arjen) van de Velde
Title:	Deputy Regional Manager

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:	/s/ John W. Wade
Name:	John W. Wade
Title:	Deputy General Manager
Head of Operations and Infrastructure

CITIBANK, N.A.

By:	/s/ James J. McCarthy
Name:	James J. McCarthy
Title:	Managing Director & Vice President

NATIONAL AUSTRALIA BANK LIMITED ABN 12 004 044 937

By:	/s/ Courtney Cloe
Name:	Courtney Cloe
Title:	Director

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Robert M. Martin
Name:	Robert M. Martin
Title:	Senior Vice President

SOVEREIGN BANK

By:	/s/ William Conlan
Name:	William Conlan
Title:	Vice President

BANK OF THE WEST

By:	/s/ Sidney Jordan
Name:	Sidney Jordan
Title:	Vice President